Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Statement of Comprehensive Income [Abstract]
Net income	$ 127,150	$ 135,151	$ 118,194
Other comprehensive income, net of taxes:
Change in unrealized gains on fixed maturity securities available-for-sale	28,790	2,065	23,379
Foreign currency translation adjustment	36	20	27
Other comprehensive income	28,826	2,085	23,406
Total comprehensive income	$ 155,976	$ 137,236	$ 141,600